                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2002
                                                         -----------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

 New York                              0-21324                 06-1344888
 -------------------------------------------------------------------------------
 (State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
                 ----------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
                                                            ------------

             ------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.     Acquisition or Disposition of Assets.
            -------------------------------------

            In September 1999, NYFIX Millennium, L.L.C. ("NYFIX Millennium") was
formed  by NYFIX,  Inc.  ("NYFIX"  or the  "Company")  and  seven  international investment  banks and brokerage  firms,  consisting of Deutsche  Bank,  ABN Amro
Securities  (formerly ING Barings),  Lehman Brothers,  Morgan Stanley,  Alliance
Capital (formerly  Sanford C. Bernstein & Co.),  Societe Generale (SG Cowen)
and UBS Warburg (the "Initial Partners").  Each partner,  including the Company, invested $2.0 million in NYFIX Millennium. Each of the Initial Partners received
25,000 units of NYFIX Millennium,  collectively owning a 50% membership interest in NYFIX Millennium, with the Company owning the remaining 50%. In addition, the
Company  purchased an option to buy from the Initial  Partners an additional 30%
membership  interest in NYFIX  Millennium (the "Option"),  for which the Company paid each of the Initial Partners 281,250 shares of its common stock. The Option allowed the Company to increase its membership  interest in NYFIX  Millennium up to 80% of the total membership interest through the exchange of one share of its common  stock for each unit of NYFIX  Millennium  purchased,  subject to certain adjustments.

            In March 2001, NYFIX Millennium added four more partners, consisting of Bank of America,  Wachovia  Securities  (formerly First Union Securities) and
LabMorgan  Corporation  (formerly J.P.  Morgan & Co. and Chase H&Q) (the
"New  Partners").  Pursuant  to the terms of the  operating  agreement  of NYFIX
Millennium,  each New Partner  invested  $2.0  million in NYFIX  Millennium  and received  25,000  units of NYFIX  Millennium.  The  Company  maintained  its 50%
membership  interest in NYFIX Millennium in exchange for reducing certain of its rights  to share in  future  dividend  distributions  of NYFIX  Millennium.  The
Company  issued  94,000 shares of its common stock to each New Partner in return for the same Option noted above, with LabMorgan Corporation (as the successor to two partners) receiving 188,000 shares.

            As reported on a Form 8-K dated February 1, 2002 (filed February 14,
2002) (the  "Original  8-K"),  in a letter dated  January 23, 2002,  the Company notified the Initial  Partners and New Partners that the Company was  exercising the Option, effective February 1, 2002. In exchange for the increased membership interest in NYFIX  Millennium,  the Company  paid the Initial  Partners  and New
Partners an aggregate of 296,250  shares of its common stock,  with each Initial
Partner  receiving 33,750 shares of common stock and each New Partner  receiving
15,000  shares  of  common  stock.  As a  result,  the  Company  now  has an 80%
membership interest in NYFIX Millennium.

            This Form  8-K/A  amends  the  Original  8-K to  include  historical financial statements of NYFIX Millennium,  as required by Item 7(a) of Form 8-K, as well as certain pro forma information, as required by Item 7(b) of Form 8-K.

Item 7.     Financial Statements and Exhibits.
            ----------------------------------

      (a)   Financial Statements of NYFIX Millennium, L.L.C.

            (i) Audited financial  statements of NYFIX Millennium,  L.L.C. as of
            December  31, 2001 and for the year ended  December 31, 2001 and for the period  September  9, 1999 (date of  inception)  to December 31,
            2001,  including the report  thereon of Deloitte  &  Touche LLP,
            Independent Auditors.

             NYFIX MILLENNIUM, L.L.C. (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS
   FOR THE YEAR ENDED DECEMBER 31, 2001, AND FOR THE PERIOD SEPTEMBER 9, 1999
                            TO DECEMBER 31, 2001 AND
                          INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Members of
NYFIX Millennium, L.L.C.
New York, New York

We have audited the following financial  statements of NYFIX Millennium,  L.L.C.
(a development  stage company) (the "Company"),  as of December 31, 2001 and for the year ended  December 31, 2001 and for the period  September 9, 1999 (date of inception) to December 31, 2001 that you are filing pursuant to Rule 17a-5 under the Securities Exchange Act of 1934.
                                                                    Page
            Statement of Financial Condition                          7
            Statements of Operations                                  8
            Statements of Cash Flows                                  9
            Statements of Changes in Members' Capital                10
            Statements of Changes in Subordinated Borrowings         11

These financial  statements are the responsibility of the Company's  management.
Our responsibility is to express an opinion on these financial  statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audits to obtain  reasonable  assurance  about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our  opinion,  such  financial  statements  present  fairly,  in all material respects,  the financial  position of the Company at December 31, 2001,  and the results of its  operations  and its cash flows for the year ended  December  31,
2001 and for the period from  September 9, 1999 (date of  inception) to December
31, 2001 in conformity  with  accounting  principles  generally  accepted in the
United States of America.

The Company is in the  development  stage at December 31, 2001.  As discussed in
Note 1 to the  financial  statements,  successful  completion  of the  Company's development program and, ultimately,  the attainment of profitable operations is dependent  upon future  events,  including  maintaining  adequate  financing  to fulfill its  development  activities,  and achieving a revenue level adequate to support the Company's cost structure.

/s/ DELOITTE & TOUCHE LLP

February 22, 2002

NYFIX MILLENNIUM L.L.C.
(A Development Stage Company)

STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS

CASH                                                               $  2,585,436

SECURITIES - At estimated market value                                8,492,031

PROPERTY AND EQUIPMENT - Net                                          4,799,343

OTHER ASSETS                                                            469,951
                                                                   ------------

TOTAL ASSETS                                                       $ 16,346,761
                                                                   ============

LIABILITIES AND MEMBERS' CAPITAL

LIABILITIES:
  Due to NYFIX, Inc.                                               $  5,221,736
  Subordinated loan payable to NYFIX, Inc.                            6,000,000
  Accounts payable and accrued expenses                               1,246,397
                                                                   ------------

           Total liabilities                                         12,468,133
                                                                   ------------

MEMBERS' CAPITAL:
  Capital contributions                                              24,000,000
  Deficit accumulated while in development stage                    (20,121,372)
                                                                   ------------

           Total members' capital                                     3,878,628
                                                                   ------------

TOTAL LIABILITIES AND MEMBERS' CAPITAL                             $ 16,346,761
                                                                   ============

See notes to financial statements.

NYFIX MILLENNIUM L.L.C.
(A Development Stage Company)

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                       Period
                                                                     September 9,
                                                                     1999 (Date of
                                                                     Inception) to
                                                     Year Ended      December 31,
                                                        2001           2001

REVENUES:
  Commissions                                       $   142,139      $   142,139
  Interest income                                       294,528        1,141,106
  Other                                                   1,368            1,368
                                                    -----------      -----------
           Total revenues                               438,035        1,284,613
                                                    -----------      -----------

EXPENSES:
  Employee compensation and benefits                  6,149,337       11,440,603
  Communications and data processing                  2,597,044        3,864,078
  Occupancy                                             861,149        1,497,502
  Marketing and promotion                               568,060          827,533
  Professional services                                 276,339          833,549
  Depreciation and amortization                         960,159        1,328,741
  Interest expense                                       43,151           43,151
  Clearing                                               33,512           33,512
  Administrative and other                              542,827        1,537,316
                                                    -----------      -----------

           Total expenses                            12,031,578       21,405,985
                                                    -----------      -----------

NET LOSS                                            $11,593,543      $20,121,372
                                                    ===========      ===========

See notes to financial statements.

NYFIX MILLENNIUM L.L.C.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS
---------------------------------------------------------------------------------------
                                                                             Period
                                                                          September 9,
                                                                          1999 (Date of
                                                                          Inception) to
                                                            Year Ended    December 31,
                                                               2001           2001

OPERATING ACTIVITIES:
  Net loss                                                $(11,593,543)   $(20,121,372)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
    Depreciation and amortization                              960,159       1,328,741
  Changes in operating assets and liabilities:
    Increase in other assets                                  (115,330)       (469,951)
    Increase in due to NYFIX, Inc.                           3,236,655       5,221,736
    Increase in accounts payable and accrued expenses          707,633       1,246,397
                                                            ----------     -----------

             Net cash used in operating activities          (6,804,426)    (12,794,449)
                                                            ----------     -----------

INVESTING ACTIVITIES:
  Purchases of securities, net                              (2,088,010)     (8,492,031)
  Purchases of property and equipment                       (2,777,333)     (6,128,084)
                                                            ----------     -----------

            Net cash used in investing activities           (4,865,343)    (14,620,115)
                                                            ----------     -----------

FINANCING ACTIVITIES:
  Increase in subordinated loan payable to NYFIX, Inc.       6,000,000       6,000,000
  Capital contributions                                      8,000,000      24,000,000
                                                            ----------     -----------

            Net cash provided by financing activities       14,000,000      30,000,000
                                                            ----------     -----------

NET INCREASE IN CASH                                         2,330,231       2,585,436

CASH, BEGINNING OF PERIOD                                      255,205           --
                                                            ----------     -----------

CASH, END OF PERIOD                                         $2,585,436     $ 2,585,436
                                                            ==========     ===========

See notes to financial statements.

NYFIX MILLENNIUM, L.L.C.
(A Development Stage Company)

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                 Period
                                              September 9,
                                              1999 (Date of
                                              Inception) to
                               Year Ended     December 31,
                                  2001          2001

BALANCE, BEGINNING OF PERIOD   $ 7,472,171   $      --

  Capital contributions          8,000,000    24,000,000

  Net loss                      11,593,543    20,121,372
                               -----------   -----------

BALANCE, DECEMBER 31, 2001     $ 3,878,628   $ 3,878,628
                               ===========   ===========

See notes to financial statements.

                                       10

NYFIX MILLENNIUM, L.L.C.
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CHANGES IN SUBORDINATED BORROWINGS
--------------------------------------------------------------------------------

                                                               Period
                                                            September 9,
                                                            1999 (Date of
                                                            Inception) to
                                                Year Ended  December 31,
                                                   2001       2001

SUBORDINATED BORROWINGS, BEGINNING OF PERIOD   $     --     $     --

Issuance of subordinated notes                  6,000,000    6,000,000
                                               ----------   ----------

SUBORDINATED BORROWINGS, DECEMBER 31, 2001     $6,000,000   $6,000,000
                                               ==========   ==========

See notes to financial statements

                                       11

NYFIX MILLENNIUM, l.l.c.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.          ORGANIZATION

            NYFIX  Millennium,  L.L.C.  (the  "Company") is a limited  liability company that was  organized  on  September 9, 1999.  The Company was
            organized     primarily    for    the    purpose    of    generating
            transaction-oriented   revenue  by  providing   broker-dealers   and
            institutional  investors with stock market trade executions  through an alternative  trading system ("ATS").  Through  September 4, 2001, activities  consisted  primarily  of the  development  of an ATS. On
            September  5, 2001,  the  Company  placed the ATS into  service  and revenue began to be generated.  The Company is owned by NYFIX,  Inc.
            ("NYFIX")  and a group of eleven  banks and  brokerage  firms,  (the
            "Other Members"),  (collectively, the "Members"). As of December 31,
            2001,  NYFIX owns 50% of the Company  and the Other  Members own the remaining 50%. NYFIX  contributed  technology and $2 million for its member's  interest and the Other Members each contributed $2 million for their members'  interests for a total cash  contributed  capital amount of $24,000,000.  In addition,  NYFIX purchased an option from the Other Members allowing NYFIX to purchase up to an additional 30%
            of the Company's members' interests from the Other Members. See Note
            7.

            The Company is registered as a broker-dealer in securities under the
            Securities Exchange Act of 1934 and operates as an ATS in compliance
            with  Securities  and  Exchange   Commission  ("SEC")   regulations.
            Further,  the  Company is a member of the  National  Association  of
            Security Dealers, Inc.

2.          SIGNIFICANT ACCOUNTING POLICIES

            Securities  -  Security  transactions  and the  related  income  and expense are recorded on a trade-date  basis.  Interest is accrued as earned.  Securities  are carried at estimated  market value based on quoted market  prices,  with the realized and  unrealized  gains and losses reflected within  operations.  All securities are held in the
            Company's name and custodied with one major  financial  institution.
            There were no gains or losses on sales of securities during the year ended December 31, 2001.

            Commissions  -  Commissions  and the related  clearing  expenses are recorded on a trade-date basis as securities transactions occur.

            Property and Equipment - Property and equipment are recorded at cost and are depreciated over their estimated  useful lives,  which range from 3 to 5 years, on a straight-line basis.  Leasehold improvements are amortized over the lesser of their economic  useful lives or the terms of the related  leases.  Costs incurred for computer  software developed  or  obtained  for  internal  use,  including  payroll and
            payroll-related   costs  for   employees   incurred  in   developing
            internal-use  software,  are capitalized  during  development  stage activities.  Upon placing the software into  service,  the costs are amortized,  on a straight-line basis, over three years.

                                       12

            Income  Taxes - The Company is a limited  liability  company that is treated as a partnership  for federal and state income tax purposes.
            As  such,  the  Company  is not  subject  to  income  tax.  The loss applicable  to the  operations  of the Company is  includable in the income tax returns of the Members.

            Members' Capital - Capital contributions of the members are recorded as received.  Withdrawal  of capital by a member would be recognized at the withdrawal date. There have been no withdrawals of capital.

            Use of  Estimates  - The  preparation  of  financial  statements  in conformity  with  accounting  principles  generally  accepted in the
            United States of America  requires  management to make estimates and
            assumptions   that  affect  the  reported   amounts  of  assets  and
            liabilities  and  disclosure  of  contingent  assets and  contingent liabilities at the date of the financial statements and the reported amounts of revenues and  expenses  during the year.  Actual  results could differ from those estimates.

            Reclassifications - Certain amounts in the financial  statements for the period  September  9, 1999 (date of  inception)  to December 31,
            2001 have been reclassified to conform to the 2001 presentation.

            New  Accounting  Pronouncement  - On January 1,  2001,  the  Company
            adopted SFAS No. 133,  Accounting  for  Derivative  Instruments  and
            Hedging  Activities,  as  amended  in June  1999 by  SFAS  No.  137,
            Accounting  for  Derivative  Instruments  and Hedging  Activities  -
            Deferral of the Effective  Date of SFAS No. 133, and in June 2000 by
            SFAS No. 138,  Accounting  for Certain  Derivative  Instruments  and
            Certain Hedging Activities (collectively,  "SFAS No. 133"). SFAS No.
            133 requires that all  derivatives,  including  certain  derivatives embedded in other  contracts,  be  recognized  in the  statement  of financial  condition,  either as assets  or as  liabilities,  and be measured  at their fair value.  The  adoption of SFAS No. 133 had no impact on the  Company's  financial  statements.  As of December 31,
            2001, the Company had no derivatives.

3.          PROFIT AND LOSS ALLOCATIONS

            Pursuant to the Company's operating agreement, the first $22 million in losses of the Company  will be  allocated  to the Other  Members, which  equals their  capital  investment  in the  Company.  Profits, distributed as dividends,  are allocated 76% to NYFIX and 24% to the
            Other  Members.  In the event of  liquidation,  distribution  of the assets  of  the  Company  will  be  distributed  to the  Members  in accordance with the extent of their positive capital accounts.

4.          REGULATORY NET CAPITAL REQUIREMENT

            The Company is subject to the Uniform Net Capital Rule (Rule 15c3-1)
            under the  Securities  and Exchange Act of 1934,  which requires the maintenance  of minimum net capital and  requires  that the ratio of aggregate  indebtedness  to net capital  both as defined,  shall not exceed 15 to 1. At December 31, 2001, the Company had regulatory net
            capital  and  minimum   regulatory  net  capital   requirements   of
            $4,614,752  and  $431,209,  respectively.  The Company's net capital ratio was 1.40 to 1 at December 31, 2001.

                                       13

5.          RELATED PARTY TRANSACTIONS

            During  2001,  and for the period  September 9, 1999 to December 31,
            2001, certain operating costs and capital  expenditures were paid by
            NYFIX on behalf of the Company. Such costs are being repaid to NYFIX with the  unpaid  balance  reflected  as Due to NYFIX,  Inc.  on the
            Company's statement of financial condition. The balance due to NYFIX was $5,221,736 at December 31, 2001.

            NYFIX has entered into  several  lease  agreements  for computer and office equipment and office space. The equipment and office space is used by the Company under the terms of a management  agreement  with
            NYFIX. The management  agreement requires the Company to repay NYFIX for the amount of the lease payments on a month-to-month  basis. The leases  in effect at  December  31,  2001  expire at  various  dates through November 2005.

            Future  payments  to NYFIX for such  leases  are  expected  to be as follows:

            Year Ending
            December 31,

               2002                                           $  508,616
               2003                                              452,201
               2004                                              447,691
               2005                                              302,190
                                                               ---------

                                                              $1,710,698
                                                              ==========

            Loans have been made to an officer of the  Company.  These loans are unsecured  and are  repayable  during 2002.  Loans  receivable  were
            $150,000 at  December  31,  2001 and are  included  in other  assets within the accompanying statement of financial condition.

            On October 30, 2001, the Company  entered into a  Subordinated  Loan
            Agreement  for  Equity  Capital  (the "Loan  Agreement")  with NYFIX
            effective  November  30,  2001,   pursuant  to  which  NYFIX  loaned
            $6,000,000 to the Company.  The loan is due on November 30, 2004 and earns  interest at a rate of 7.5% per annum.  The Loan Agreement was found by the National  Association of Securities Dealers,  Inc. (the
            "NASD") to be acceptable as a satisfactory  subordination agreement, effective  as  of  November  30,  2001.  The  subordinated  loan  is available  in  computing  net  capital  under the SEC's  uniform net capital  rule.  To the  extent  that such loan is  required  for the
            Company's   continued    compliance   with   minimum   net   capital
            requirements,  it may not be  repaid.  The fair  value of this  loan approximates  the  carrying  value  in the  statement  of  financial condition. Interest expense was $43,151 on the Loan Agreement during the year ended December 31, 2001.

                                       14

6.          PROPERTY AND EQUIPMENT

            As of December 31, 2001,  the  Company's  property and  equipment is comprised of the following:

            Software                                                     $2,503,045
            Office computers                                              1,846,697
            Data center equipment                                         1,276,557
            Furniture, fixtures, and leasehold improvements                 501,785
            Less accumulated depreciation and amortization               (1,328,741)
                                                                        -----------
                                                                         $4,799,343
                                                                        ===========
7.          SUBSEQUENT EVENT

            On  February  1, 2002,  NYFIX  exercised  its option to  purchase an additional  30% of the  Company  by issuing  shares of NYFIX  common stock to the Other Members,  thereby making the Company an 80% owned subsidiary of NYFIX.

                                       15

      (b)   Pro Forma Financial Information

            (i) NYFIX, Inc.

                (A)   Unaudited Pro Forma Combined  Balance Sheet as of December
                      31, 2001.

                (B)   Unaudited Pro Forma  Combined  Statement of Operations for
                      the year ended December 31, 2001.

                (C)   Notes to Pro Forma Combined Financial Information.

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

            The following Unaudited Pro Forma Combined Financial  Information is
based on the historical  financial  statements of NYFIX and NYFIX Millennium and has been  prepared to  illustrate  the effect of NYFIX's  acquisition  of an 80%
ownership  interest in NYFIX Millennium  through the exercise of the Option (the
"Option Exercise").  The Unaudited Pro Forma Combined Financial  Information has
been prepared using the purchase method of accounting.

            The Unaudited Pro Forma Combined  Balance Sheet at December 31, 2001
gives effect to the Option  Exercise as if it had occurred on December 31, 2001, and was prepared  based upon NYFIX's  consolidated  balance sheet as of December
31, 2001 and NYFIX Millennium's  statement of financial condition as of December
31, 2001.

            The Unaudited  Pro Forma  Combined  Statement of Operations  for the
year ended  December  31, 2001 gives  effect to the addition of the New Partners and the Option  Exercise as of January 1, 2001. The Unaudited Pro Forma Combined
Statement of Operations  for the year ended December 31, 2001 was prepared based upon the consolidated Statement of Earnings of NYFIX for the year ended December
31, 2001 and the Statement of Operations of NYFIX  Millennium for the year ended
December 31, 2001.

            The Unaudited Pro Forma Combined  Financial  Information is based on certain assumptions and adjustments  described in the notes to the Unaudited Pro
Forma Combined Financial  Information included in this report and should be read in  conjunction  with  the  historical  financial  statements  and  accompanying disclosures  contained  in NYFIX's  December  31,  2001  consolidated  financial statements and notes thereto, and NYFIX Millennium's December 31, 2001 financial statements and notes thereto.

            The Unaudited Pro Forma  Combined  Financial  Information  presented below does not reflect  future events that may occur after the Option  Exercise.
As a result of these assumptions,  estimates and uncertainties, the accompanying
Unaudited Pro Forma Combined Financial  Information does not purport to describe the actual  financial  condition or results of  operations  that would have been achieved had the Option  Exercise in fact occurred on the dates  indicated,  nor does it purport to predict  NYFIX's  future  financial  condition  or results of operations.  The acquisition will be accounted for as a purchase.  NYFIX has not completed the final  allocation of the purchase price to tangible and intangible

                                       16

assets of NYFIX Millennium. Asset valuations will be performed by an independent third-party and are ongoing as of the date of this filing.

                                       17

                     NYFIX, INC. AND NYFIX MILLENNIUM L.L.C.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                 DECEMBER 31, 2001
                                                                 ---------------------------------------------------------
                                                                                 NYFIX             Pro
                                                                                 Millen-          Forma
                                                                    NYFIX,       nium,            Adjust-        Pro Forma
ASSETS                                                               Inc.        L.L.C.           ments          Combined
                                                                 ---------------------------------------------------------
CURRENT ASSETS
   Cash and cash equivalents                                      $  4,968     $  2,585        $     --         $  7,553
   Short-term investments in marketable securities                  28,974        8,492              --           37,466
   Accounts receivable, net                                         12,949          114              --           13,063
   Inventory, net                                                    1,599           --              --            1,599
   Prepaid expenses and other current assets                         2,139          284              --            2,423
   Due from NYFIX Millennium                                         5,222           --          (5,222)(B)           --
   Deferred income taxes                                               443           --              --              443
                                                                  --------     --------        --------         --------
                     Total Current Assets                           56,294       11,475          (5,222)          62,547
PROPERTY AND EQUIPMENT, net                                         14,366        4,799              --           19,165
INVESTMENT IN NYFIX MILLENNIUM                                      27,500           --         (27,500)(A)           --
NOTE RECEIVABLE FROM NYFIX MILLENNIUM                                6,043           --          (6,043)(B)           --
GOODWILL AND OTHER ACQUIRED INTANGIBLES                                 --           --          30,006 (A)       30,006
DEFERRED INCOME TAXES                                                  348           --              --              348
OTHER ASSETS                                                         4,021           73              --            4,094
                                                                  --------     --------        ---------       ---------
                     TOTAL ASSETS                                 $108,572     $ 16,347        $ (8,759)        $116,160
                                                                  ========     ========        ========        =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                               $  3,848     $    921        $     --         $  4,769
   Accrued expenses                                                  3,530          325             (43)(B)        3,812
   Due to NYFIX, Inc.                                                   --        5,222          (5,222)(B)           --
   Current portion of capital lease obligations                        952           --              --              952
   Advance billings                                                    451           --              --              451
                                                                   -------     --------        --------         --------
                     Total Current Liabilities                       8,781        6,468          (5,265)           9,984

LONG-TERM PORTION OF CAPITAL LEASE OBLIGATIONS                         549           --              --              549
NOTE PAYABLE TO NYFIX, INC.                                             --        6,000          (6,000)(B)           --
                                                                   ---------   --------        --------        ---------
                     Total Liabilities                               9,330       12,468         (11,265)          10,533
                                                                   ---------   --------        --------        ---------

MINORITY INTEREST IN SUBSIDIARY                                         --           --           1,879 (A)        1,879
                                                                   ---------   --------        --------        ---------

                                       18

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
                                 (IN THOUSANDS)

                                   (CONTINUED)
                                                                     DECEMBER 31, 2001
                                                    ---------------------------------------------------
                                                                    NYFIX          Pro
                                                                    Millen-       Forma
                                                       NYFIX,       nium,         Adjust-     Pro Forma
                                                        Inc.        L.L.C.        ments       Combined
                                                    ----------    -----------  -------------  --------
SHAREHOLDERS' EQUITY
Preferred stock                                      $    --      $    --      $    --      $      --
Common stock                                                29         --           --             29
Additional paid-in capital                             110,498       24,000      (24,000)(A)  115,004
                                                                                   4,506 (C)
Retained earnings (accumulated deficit)                  8,442      (20,121)      20,121 (A)    8,442
Due from officers and directors                           (592)        --           --           (592)
Accumulated other comprehensive loss                       (35)        --           --            (35)
Treasury stock                                         (19,100)        --           --        (19,100)
                                                     ---------    ---------    ---------    ---------
                  Total Shareholders' Equity            99,242        3,879          627      103,748
                                                     ---------    ---------    ---------    ---------
                  TOTAL LIABILITIES AND
                  SHAREHOLDERS' EQUITY               $ 108,572    $  16,347    $  (8,759)   $ 116,160
                                                     =========    =========    =========    =========

See notes to pro forma combined financial information.

                                       19

                     NYFIX, INC. AND NYFIX MILLENNIUM L.L.C.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                     YEAR ENDED DECEMBER 31, 2001
                                                           -------------------------------------------------------
                                                                             NYFIX             Pro
                                                                             Millen-          Forma
                                                              NYFIX,         nium,            Adjust-   Pro Forma
                                                               Inc.          L.L.C.           ments     Combined
                                                           -------------------------------------------------------
REVENUES                                                     $ 41,397        $    144           --     $    41,541
COST OF REVENUES                                                9,331             369           --           9,700
                                                             --------        --------       ------     -----------

GROSS PROFIT (LOSS)                                            32,066           (225)           --          31,841
OPERATING EXPENSES                                             18,926         11,620            --          30,546
                                                             --------        --------       ------     -----------

EARNINGS (LOSS) FROM OPERATIONS                                13,140        (11,845)           --           1,295

OTHER INCOME, NET                                                 423            251            --             674
MINORITY INTEREST IN SUBSIDIARY                                    --             --        11,594 (D)      11,594
                                                             --------        --------       ------      -----------

EARNINGS (LOSS) BEFORE PROVISION FOR INCOME TAXES              13,563        (11,594)       11,594          13,563
PROVISION FOR INCOME TAXES                                      5,427             --            --           5,427
                                                             --------        --------      -------      -----------

NET EARNINGS (LOSS)                                          $  8,136       $(11,594)      $11,594      $    8,136
                                                             ========       =========      =======      ==========

BASIC EARNINGS PER COMMON SHARE                              $   0.30                                   $     0.30
                                                             ========                                   ==========

BASIC WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING                                               26,784,054                                   27,194,260 (E)
                                                           ==========                                   ==========
DILUTED EARNINGS PER COMMON SHARE                           $    0.29                                   $     0.28
                                                           ==========                                   ==========

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING         28,542,184                                   28,922,390 (E)
                                                           ==========                                   ==========

See notes to pro forma combined financial information.

                                       20

                           NYFIX AND NYFIX MILLENNIUM
                NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

(A)         The  adjustments  reflect  NYFIX's  acquisition  of an 80% ownership interest in NYFIX Millennium under the purchase method of accounting through the  issuance of 2.6 million  shares of NYFIX,  Inc.  common stock with a fair value of $30 million  plus $2 million paid in cash as a capital contribution, and also reflect the minority interest in
            NYFIX Millennium.  Pursuant to the Operating Agreement,  as amended, the pro forma  minority  interest at December  31, 2001 would be the non-NYFIX  partners'  capital  contributions of $22,000,000 less the deficit accumulated while in development stage of $20,121,000.  (See
            Note  D.)  NYFIX  has not  completed  the  final  allocation  of the purchase  price  to the  tangible  and  intangible  assets  of NYFIX
            Millennium.  Asset  valuations  will be performed by an  independent third-party and are on-going as of the date of this filing.

(B)         Reflects the  elimination of the advances to and the note receivable from NYFIX Millennium.

(C)         Reflects  the  issuance of 296,250  shares of NYFIX  common stock on
            February  1, 2002 to the  non-NYFIX  partners  in order to  increase
            NYFIX's  ownership  interest  from 50% to 80%  with a fair  value of
            $4,506,000.

(D)         Pursuant to the  Operating  Agreement,  as amended,  up to the first
            $22,000,000  of NYFIX  Millennium  losses are to be allocated to the non-NYFIX  partners,  which  equals  the  extent  of  their  capital investment in NYFIX Millennium.

(E)         Assumes  that the 376,000  shares of NYFIX  common  stock  issued in
            March and April of 2001 to the New Partners  and the 296,250  shares of NYFIX common stock issued to the  non-NYFIX  partners on February
            1, 2002 were issued on January 1, 2001.

                                       21

      (c)   Exhibits.
            ---------

      2.1   Limited Liability  Company Operating  Agreement of NYFIX Millennium,
            L.L.C.  Incorporated  herein by  reference  from Exhibit 10.4 to the
            Company's Annual Report on Form 10-K for the year ended December 31,
            1999.

      2.2   Amendments to Operating Agreement of NYFIX Millennium,  L.L.C. as of
            November 1, 2000.

     23.1   Consent of Deloitte & Touche LLP, Independent Auditors.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NYFIX, INC.

Dated: April 16, 2002                By:   /s/ Richard A. Castillo
                                           -------------------------------------
                                           Name:  Richard A. Castillo
                                           Title: Chief Financial Officer and
                                                  Secretary

                                       22

                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------

   2.2         Amendments to Operating Agreement of NYFIX Millennium,  L.L.C. as
               of November 1, 2000.

  23.1         Consent of Deloitte & Touche LLP, Independent Auditors.